                           CONSENT AND WAIVER UNDER
                           ------------------------
                      NOTE AND WARRANT PURCHASE AGREEMENT
                      -----------------------------------


  CONSENT AND WAIVER, dated as of October 14, 1999 (this "Consent"), to the Note
                                                          -------
and Warrant Purchase Agreement referred to below by and among EASYRIDERS, INC. (the "Parent"), PAISANO PUBLICATIONS, INC, (as successor by merger with
      ------
Easyriders Sub II, Inc.) (the "Company") and NOMURA HOLDING AMERICA INC. (the
                               -------
"Purchaser").
 ---------

                              W I T N E S S E T H
                              - - - - - - - - - -

  WHEREAS, the Parent, the Company and the Purchaser are parties to that certain Note and Warrant Purchase Agreement, dated as of September 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Note Purchase
                                                           -------------
Agreement");
---------

  WHEREAS, the Company and Siena Capital Partners, L.P., a California limited partnership ("Siena"), have agreed to consummate a transaction (the
              -----
"Transaction") whereby (x) Siena will make a loan (the "Subordinated Loan") to
 -----------                                            -----------------
the Company of up to $275,000 which will be evidenced by an Increasing Rate Secured Promissory Note, dated the date hereof, issued by the Company to Siena (together with any Increasing Rate Secured Promissory Notes issued in payment of interest in kind, the "Subordinated Notes"), pursuant to the terms of the
                       ------------------
Securities Purchase Agreement, dated the date hereof, between the Company and Siena and attached hereto as Annex I (the "Securities Purchase Agreement"), (y)
                             -------       -----------------------------
the Parent will issue warrants (the "Siena Warrants") to purchase shares of the
                                     --------------
Parent's Common Stock pursuant to the Securities Purchase Agreement and the Warrant Agreement, dated the date hereof, between the Parent and Siena (the "Warrant Agreement") and (z) Newriders will guarantee payment and performance of
 -----------------
the Subordinated Notes pursuant to the Pledge and Guarantee Agreement, dated the date hereof, between Newriders and Siena (the "Subordinated Guarantee"); and
                                               ----------------------

  WHEREAS, the Purchaser has agreed to consent to the consummation of the Transaction and to certain related actions, in each case which are otherwise prohibited under the Note Purchase Agreement, in the manner, and on the terms and conditions, provided for herein;

  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Definitions. Capitalized terms not otherwise defined herein shall have
         -----------
the meanings ascribed to them in the Note Purchase Agreement.

     2.  Consent and Waiver.
         ------------------

     (a) Consent. (1) Notwithstanding the provisions of Sections 10.1
         -------
  (Indebtedness), 10.2 (Liens), 10.7 (Restricted Payments and Restricted Investments), 10.8 (Issuance of Capital Stock), 10.9 (Transactions with Affiliates), and 10.13 (Limitation on Dividend Restrictions Affecting Subsidiaries) of the Note Purchase Agreement, the Purchaser consents to the Parent and the Company consummating the Transaction, provided that:
                                                       -------------

         (i) 100% of the proceeds of the Subordinated Loan are concurrently distributed by the Company as an intercompany loan to the Parent for its operating expenses and that such intercompany loan is evidenced by a subordinated demand note (the "Intercompany Note"), in form and substance
                                    -----------------
     (including the terms of the subordination provisions) satisfactory to the Purchaser, which note shall be pledged and delivered to the Purchaser pursuant to the Security Agreement as additional collateral for the Obligations;

         (ii) the principal amount of the Intercompany Note shall reduce, on a dollar for dollar basis, (x) the $5,000,000 basket for retained Net Cash Proceeds and the $2,000,000 basket for operating costs, in each case as set forth in Section 3.1(d) of the Note Purchase Agreement and (y) the Permitted Subordinated Indebtedness Amount;

         (iii) no payments shall be made, and no other action shall be taken, in contravention of the Intercreditor and Subordination Agreement (as defined below); and

         (iv) failure to comply with clause (iii) of this proviso shall constitute an immediate Event of Default under the Note Purchase Agreement.

         (2) So long as no Default or Event of Default has occurred and is continuing and to the extent permitted by the Intercreditor and Subordination Agreement referred to in Section 5(e), the Purchaser hereby further consents to the prepayment of the Subordinated Loan, together with accrued interest thereon, in whole but not in part with the proceeds of Common Stock issued by the Parent meeting the requirements of Section 10.8 of the Note Purchase Agreement; provided that for purposes of Section 3.1(d) of the Note Purchase
             --------
  Agreement, the proceeds of such Common Stock shall not be required to be applied to repay Term Loans to the extent of the principal amount of the Subordinated Loan (plus any accrued interest) outstanding at the time of such refinancing. Any prepayment of the Subordinated Loan in accordance with this paragraph shall not constitute a

  Restricted Payment under paragraph (d) of the definition of "Restricted Payment" in the Note Purchase Agreement.

    (b) Waiver. The Purchaser hereby waives the requirement, as provided in the
        ------
  second sentence of Section 3.1(d) of the Note Purchase Agreement, that the proceeds of the Subordinated Loan be applied to repay Term Notes.

    3.  Acknowledgment of Anti-Dilution Adjustments. The Credit Parties hereby
        -------------------------------------------
acknowledge that (x) the consummation of the Transaction, the issuance of the Siena Warrants, and the increases in the "Exercise Quantity" under and as defined therein shall result in certain adjustments from time to time thereafter with respect to the Warrants (under and as defined in the Note Purchase Agreement) pursuant to Section 4 thereof, and (y) promptly after each such adjustment (including, without limitation, the adjustment resulting from the vesting, if any, on April 14,2000 of the Siena Warrants issued on the Consent Effective Date), the Parent shall cause its Chief Financial Officer to prepare and deliver an officer's certificate describing each such adjustment pursuant to, and as more fully described in, Section 5 of the Warrants.

    4.  Representations and Warranties. To induce the Purchaser to enter into
        ------------------------------
this Consent, each of the Parent and the Company, jointly and severally, hereby represents and warrants to the Purchaser that:

    (a) Corporate Power. The execution, delivery and performance of this Consent
        ---------------
are within its corporate power and have been duly authorized by all necessary corporate and shareholder action.

    (b) Due Execution and Delivery. This Consent has been duly executed and
        --------------------------
delivered by or on behalf of each of the Parent and the Company.

    (c) Binding Effect. This Consent constitutes a legal, valid and binding
        --------------
obligation of each of the Parent and the Company enforceable against such Person, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

    (d) No Defaults. No Default or Event of Default has occurred and is
        -----------
continuing after giving effect to the waivers set forth in Section 2(b) hereof.

    (e) Representations and Warranties True. The representations and warranties
        -----------------------------------
of the Parent and the Company contained in the Note Purchase Agreement and each other Note Document (including without limitation the Note Documents delivered pursuant to this Consent) shall be true and correct on and as of the Consent Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

    5.  Effectiveness. This Consent shall become effective as of October 14,
        -------------
1999 (the "Consent Effective Date") only upon satisfaction in full in the
           ----------------------
judgment of the Purchaser of each of the following conditions on or prior to October 14, 1999:

    (a) Consent. The Purchaser shall have received four (4) original copies of
        -------
this Consent duly executed and delivered by the Parent and the Company.

    (b) Representations and Warranties True. The representations and warranties
        -----------------------------------
of the Parent and the Company contained in this Consent shall be true and correct on and as of the Consent Effective Date.

    (c) Proceedings Satisfactory. All corporate and other proceedings taken or
        ------------------------
to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel, and the Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request, including certificates as to the incumbency and signatures of each of the officers of the Parent and the Company who shall execute this Consent on behalf of such Person.

    (d) Fees. On or before the Consent Effective Date, the Company shall have
        ----
paid to the Purchaser all costs and expenses owing in connection with the preparation of this Consent (including, without limitation, any legal fees and expenses).

    (e) Intercompany Note: Transaction Documents: Subordination Agreement.
        -----------------------------------------------------------------
The Purchaser shall have received from the Company (i) the Intercompany Note accompanied by a note power satisfactory to the Purchaser and duly executed by the Company in blank, (ii) true and correct copies of the Securities Purchase Agreement and each of the documents and instruments executed in connection therewith (including, without limitation, the Subordinated Notes, the Siena Warrant, the Warrant Agreement and the Subordinated Guarantee), and (iii) a duly executed and delivered Intercreditor and Subordination Agreement, in the form of Annex II hereto, with respect to the Subordinated Notes (the "Intercreditor and
                                                              -----------------
Subordination Agreement").
-----------------------

    6.  No Other Amendments/Waivers. Except as expressly modified in Section 2
        ---------------------------
hereof; the Note Purchase Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms. In addition, except as expressly provided in Section 2(b) hereof, this Consent shall not be deemed a waiver of any term or condition of the Note Purchase Agreement or any Note Document and shall not be deemed to prejudice any right or rights which the Purchaser may now have or may have in the future under or in connection with the Note Purchase Agreement or any Note Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

    7.  GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, CONSTRUED AND
        -------------
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          8.    Counterparts. This consent may be executed by the parties hereto
                ------------
     on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                           [Signature pages follow.]

          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered as of the day and year first above written.

                                       EASYRIDERS, INC.

                                       By:   /s/ J. Robert Fabregas
                                          -------------------------------
                                          Name:  J. Robert Fabregas
                                          Title: Chief Financial Officer

                                       PAISANO PUBLICATIONS, INC. (as
                                       successor by merger with EASYRIDERS
                                       SUB II, INC.)

                                       By:   /s/ J. Robert Fabregas
                                          -------------------------------
                                          Name:  J. Robert Fabregas
                                          Title: Secretary

                                       NOMURA HOLDING AMERICA INC.

                                       By:   /s/ John Toffolon
                                          -------------------------------
                                          Name:  John Toffolon
                                          Title: Chief Financial Officer


     Each of the undersigned hereby acknowledges and consents to the consents and waivers to the Note Purchase Agreement effected by this Consent and hereby confirms and agrees that its obligations under the Note Documents shall continue without any diminution thereof and shall remain in full force and effect without amendment or modification on and after the effectiveness of this Consent.

     ACKNOWLEDGED, CONSENTED and
     AGREED to as of the date first written above.

     EASYRIDERS OF COLUMBUS, INC.

     By:   /s/ J. Robert Fabregas
        --------------------------------
        Name:  J. Robert Fabregas
        Title: Secretary

     EASYRIDERS FRANCHISING, INC.

     By:   /s/ J. Robert Fabregas
        --------------------------------
        Name:  J. Robert Fabregas
        Title: Secretary

     TERESI, INC.

     By:   /s/ J. Robert Fabregas
        --------------------------------
        Name:  J. Robert Fabregas
        Title: Secretary

     BROS CLUB, INC.

     By:   /s/ J. Robert Fabregas
        --------------------------------
        Name:  J. Robert Fabregas
        Title: Secretary

     ASSOCIATED RODEO RIDERS ON WHEELS

     By:   /s/ J. Robert Fabregas
        --------------------------------
        Name:  J. Robert Fabregas
        Title: Secretary

                                                               Annex I
                                                               -------



                         Securities Purchase Agreement

                                                           Annex II
                                                           --------


                   Intercreditor and Subordination Agreement

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                       Senior Creditor:
                                       ---------------

                                       NOMURA HOLDING AMERICA INC.

                                       By: /s/ John Toffolon
                                          _______________________
                                          Name:  John Toffolon
                                          Title: Chief Financial Officer


                                       Subordinated Noteholder:
                                       -----------------------

                                       SIENA CAPITAL PARTNERS, L.P.,
                                       a California limited partnership

                                       By: Charleville Capital, L.P.,
                                           a California limited partnership,
                                           its general partner

                                           By: Anals Advisers, Inc.
                                               a California corporation,
                                               its general partner

                                               By: /s/ Chris Shepard
                                                  ____________________
                                                  Name:  Chris Shepard
                                                  Title: VP-Secretary

                                       Notice Information:
                                       ------------------

                                       150 South Rodeo Drive, Suite 100
                                       Beverly Hills, California 90212
                                       Attention: Christopher P. Shepard
                                       Telephone:  (310) 246-3700
                                       Telecopier: (310) 246-3672